UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Certain of the information required by this Item 1.01 is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 21, 2025, the Issuer issued $500 million in aggregate principal amount of 5.875% Senior Notes due 2033 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of November 21, 2025, between the Issuer and Wilmington Trust, National Association, as Trustee (the “Indenture”). The Notes pay interest semi-annually in arrears. The Notes were offered in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company expects to use the net proceeds from the offering and borrowings under a new senior secured incremental term loan facility and its senior secured revolving credit facility, together with cash on hand and anticipated future cash flow, to finance the consummation of the Company’s previously announced acquisition of the off-highway business of Dana Incorporated (the “Dana Business Acquisition”) and to pay related fees, costs and expenses.

Optional Redemption Provisions and Change of Control Repurchase Right

At any time prior to December 1, 2028, upon not less than 10 nor more than 60 days’ notice, the Notes will be redeemable at the Issuer’s option, in whole at any time or in part from time to time, at a price equal to 100.0% of the principal amount of the Notes redeemed, plus a make-whole premium as set forth in the Indenture, plus accrued and unpaid interest, if any, to (but not including) the applicable redemption date. Beginning December 1, 2028, the Issuer may redeem the Notes, at its option, in whole at any time or in part from time to time, subject to the payment of a redemption price that includes a call premium that varies (from 2.9375% to 0%) depending on the year of redemption, together with accrued and unpaid interest, if any, to (but not including) the applicable redemption date. If the Dana Business Acquisition does not close, the Notes will be subject to a special mandatory redemption provision requiring the redemption of the Notes at par, together with accrued and unpaid interest, if any, to (but not including) the special mandatory redemption date.

In addition, at any time prior to December 1, 2028, the Issuer may redeem up to 40.0% of the aggregate principal amount of the Notes at a redemption price equal to 105.875% of the principal amount thereof, together with accrued and unpaid interest, if any, to (but not including) the applicable redemption date, with the net cash proceeds of sales of one or more equity offerings by the Issuer or any direct or indirect parent of the Issuer.

Subject to certain exceptions, the holders of the Notes will have the right to require the Issuer to repurchase their Notes upon the occurrence of a change of control, as defined in the Indenture, at an offer price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

If at any time holders of not less than 90.0% of the principal amount of the outstanding Notes accept a tender offer, other offer to repurchase the Notes or exchange offer, the Issuer or a third party will have the right to redeem all of the Notes then outstanding at (i) in the case of a tender offer or other offer to repurchase the Notes, a purchase price equal to the price offered to each other holder in such offer to purchase, and (ii) in the case of an exchange offer, for the same consideration provided in such exchange offer, plus, in each case, to the extent not included in the offer price, accrued and unpaid interest, if any, to (but not including) the date of repurchase.

Ranking

The Notes are the Issuer’s senior unsecured obligations. The Notes will be guaranteed by each of the Issuer’s existing and future domestic subsidiaries that is a borrower under or that guarantees obligations under the Issuer’s senior secured credit facilities, subject to certain exceptions, but will not be guaranteed by the Company. None of the Issuer’s domestic subsidiaries currently guarantee its obligations under the Issuer’s senior secured credit facilities, and therefore none of the Issuer’s domestic subsidiaries currently guarantee the Notes. Under the terms of the Indenture, the Notes rank equally in right of payment with all of the Issuer’s and the guarantors’ existing and future senior debt, including borrowings under the Issuer’s senior secured credit facilities and the Issuer’s outstanding 4.750% Senior Notes due 2027, 5.875% Senior Notes due 2029 and 3.750% Senior Notes due 2031, and rank contractually senior in right of payment to the Issuer’s and the guarantors’ existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the Notes. The Notes are effectively subordinated to the Issuer’s and the guarantors’ existing and future secured indebtedness, including borrowings under the Issuer’s senior secured credit facilities, to the extent of the value of the assets securing such indebtedness. The Notes and guarantees are structurally subordinated to all existing and future indebtedness and liabilities (including trade payables) of the Issuer’s subsidiaries that do not guarantee the Notes.

Restrictive Covenants

The Indenture contains covenants that limit the Issuer’s (and its restricted subsidiaries’) ability to, among other things: (i) create liens on assets and (ii) engage in mergers or consolidations.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including expectations regarding consummation of the Company’s previously announced acquisition of the off-highway business of Dana Incorporated and the expected use of proceeds to finance the acquisition. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, that the acquisition may not be completed in a timely manner or at all, that the financing intended to fund the acquisition may not be attained, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of November 21, 2025, between Allison Transmission, Inc. and Wilmington Trust, National Association, as Trustee (including form of Note).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: November 24, 2025	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Assistant Secretary